SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    Form 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of earliest event reported: December 20, 1999

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                            ARM Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                     33-67268                 61C1244251
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        file number)           Identification No.)

     515 West Market Street
      Louisville, Kentucky                                          40202
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (502) 582-7900
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Item 3   Bankruptcy or Receivership

         Proceeding:         Chapter 11 Voluntary Petition

         Court: United States Bankruptcy Court for the District of Delaware, case No.: 99-4430

         Date Jurisdiction
         was Assumed:        December 20, 1999

         Trustee:            Not applicable; Registrant is debtor in possession
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                                   SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on December 20, 1999.

                                         ARM FINANCIAL GROUP, INC.
                                              (Registrant)


                                         By: /s/ John R. McGeeney
                                             --------------------
                                             John R. McGeeney
                                             Executive Vice President and
                                             General Counsel

                                         By: /s/ Edward L. Zeman
                                             -------------------
                                             Edward L. Zeman
                                             Executive Vice President and
                                             Chief Financial Officer